UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: September 16, 2008

SUNVESTA, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or organization)

000-28731 (Commission File Number)	98-0211356 (IRS Employer Identification Number)

Josef Mettler, Chief Executive Officer

Zugerstrasse 76b, CH-6341-Baar, Switzerland

(Address of principal executive offices)

011 41 43 388 40 60
(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)          Effective September 16, 2008, the board of directors of SunVesta, Inc. (the “Company”) accepted the resignation of Thomas Meier as a director and as the chief executive officer, chief financial officer, and principal accounting officer of the Company.

(c)          Effective September 16, 2008, the Company’s board of directors appointed Josef Mettler as the chief executive officer, chief financial officer, and principal accounting officer of the Company.

On April 25, 2003 Mr. Mettler was appointed as a director and subsequently appointed as the chief financial officer of the Company. He resigned from these positions on March 5, 2004.

From 1995 until 2005 Mr. Mettler was co-owner and managing director of BonneVille Group AG, a Swiss company specializing in information technology services. Mr. Mettler was responsible for marketing, business development, and IT project management. While at BonneVille he co-founded OpenLimit Holding AG, a Swiss IT company specializing in encryption and digital signature technologies. Between 2005 and 2007 Mr. Mettler formed SunVesta Holding AG and developed the SunVesta business model. In 2008 Mr. Mettler launched QuadEquity SPC, a private equity hedge fund.

Mr. Mettler holds a BA in Economics from the OEKREAL School of Business in Zurich, Switzerland. He also graduated as a Business Data Processing Specialist.

Prior to his current appointments, Mr. Mettler served as an officer and director of the Company from April 2003 until March 2004.

There is no family relationship between Mr. Mettler and the other member of the board of directors.

Mr. Mettler has had no related party transactions with the Company within the last two years.

The Company has not entered into any employment agreements in connection with Mr. Mettler’s appointments. Further, Mr. Mettler is not party to any material plan, contract or arrangement for any equity grants or awards from the Company.

(d)     Effective September 16, 2008, the Company’s board of directors appointed Josef Mettler to the Company’s board of directors to serve until the Company’s next annual shareholders meeting.

The appointment of Mr. Mettler to the Company’s board of directors was not based on any prior understanding or arrangement.

The Company has not at this time determined if Mr. Mettler will serve on any standing committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     SunVesta, Inc.

By: /s/ Josef Mettler                              September 16, 2008
Name: Josef Mettler

Title: Chief Executive Officer